September 14, 2015

HA Land Lease Holdings, LLC

1906 Towne Centre Blvd

Suite 370

Annapolis, MD 21401

Subject: Consultant’s	Report Findings and Conclusions

  HA Land Lease Holdings, LLC

  Solar and Wind Facilities

Ladies and Gentlemen:

INTRODUCTION

Hannon Armstrong Capital, LLC (“Hannon Armstrong”), the direct owner of all of the membership interests in HA Land Lease Holdings LLC, the successor in interest to American Wind Capital Company, LLC and the depositor in the Bond issuance transaction described below, owns properties and lease royalties in operational solar energy and wind energy generation facilities (the “Projects”). Leidos Engineering, LLC (“Leidos”) conducted a review of certain technical and economic aspects of 17 of the Projects as described in Table 1 (11 photovoltaic (“PV”) solar assets and 6 wind assets, and collectively, the “Facilities”), and issued a report to Hannon Armstrong (the “Consultant’s Report”) with respect to our review. Presented herein are our findings and conclusions (“Findings and Conclusions”) from the Consultant’s Report. The Consultant’s Report was developed in connection with the issuance of the Hannon Armstrong Sustainable Yield Bonds 2015-1 (the “Bonds”). The Report was prepared in accordance with a Task Authorization, dated February 10, 2015, under a Master Professional Services Agreement, dated September 25, 2014 between Leidos and Hannon Armstrong.

	Table 1
	Description of the Facilities
	Location	Size (MW) (1)		Cod (2)
Solar Facilities
Solar Facilities 1-11	Western U.S. (3)	742	(3)	2012-2015	(4)
Wind Facilities
Wind Facilities 1-6	Western U.S.	255		1999-2011

(1)	Megawatt (“MW”).
(2)	Commercial Operation Date (“COD”).
(3)	United States (“U.S.”).
(4)	Nameplate alternating current (“AC”) capacity of the inverters.
(5)	As estimated by Hannon Armstrong.

OUR REVIEW

During the course of our review we conducted site visits for certain of the Facilities, prepared generation projections, prepared revenue projections, and reviewed operations and maintenance (“O&M”) and capital expenditure costs. The general field observations were visual, above-ground examinations of selected areas which we deemed adequate to allow us to perform our review, but which were not in the level of detail necessary to reveal conditions with respect to geological or environmental conditions, the internal physical condition of any equipment, safety, or conformance with agreements, codes, permits, rules, or regulations of any party having jurisdiction with

550 Cochituate Road, West Wing, 4th Floor / Framingham, MA 01701 / 508.935.1600 / leidos.com/engineering respect to the Facilities or the sites. In addition, some of the site visits were performed over six months from the date of the Consultant’s Report and conditions may have changed since these visits. Any material changes in the assumptions made based on these site visits could have a material impact on the results of our analyses in the Consultant’s Report.

As part of this review, we reviewed documentation regarding the Facilities made available from Hannon Armstrong and/or publicly available information to establish a baseline understanding of the Facilities. Design, interconnection, and historical performance information were reviewed. Site visits were conducted at the Facilities to supplement our understanding of the design and performance history of that facility.

With respect to our review of certain solar Facilities, we utilized the site survey document titled “SiteSurvey.xls” prepared by Hannon Armstrong and dated July 27, 2015 (the “Solar Report”) to prepare preliminary generation projections. The Solar Report consists of basic technical information about the solar Facilities and is included in Exhibit B-1 of the Consultant’s Report. The Solar Report includes information regarding site location, basic field orientation, module specifications, inverter specifications, and transformer specifications.

We have prepared estimates of generation production for each of the Facilities. The generation production estimates developed for the solar Facilities are based on limited, summary-level design details available for the Facilities. For the wind Facilities, a resource assessment technique called “backcasting” was used to project the long-term annual average energy generation at the wind Facilities. Backcasting compares historical, monthly wind farm energy production to a reference, and long-term wind dataset to determine the relative strength of the wind during the years of operation. In order to determine the historical and monthly energy generation at each wind Facility, publicly-available data from the Energy Information Administration (“EIA”) was obtained. The monthly energy generation was compared to monthly-average wind speed in the long-term wind dataset. A model relating monthly wind to energy generation was then formed. Depending on the level of accuracy of the fit of this model, and other factors, uncertainties in the annual energy estimate were derived.

The Facilities sell electricity to the local utilities under power purchase agreements (the “PPAs”). Because we did not have access to the PPAs, our projections of PPA revenue for the Facilities were based on generic publicly-available information from sources such as National Renewable Energy Laboratory (“NREL”), EIA, and state agency websites. The key characteristics that were used to project the 2015 PPA prices for each of the Facilities included: matching the technology installed, the COD, the location, and the size (AC capacity) to published PPA price estimates for similar facilities. PPA prices also highly depend on the year that the PPAs were entered into. We assumed that the PPAs were entered into approximately two years prior to the COD of each of the Facilities. These estimated PPA prices were applied to the generation estimates to project PPA revenue.

We also developed generic estimates of the cost of O&M services for the Facilities. O&M services for wind and solar facilities typically include a wide range of services required to support the O&M activities of the facility. For the solar Facilities, O&M costs largely depend on the services being conducted, as well as, the age, size, and location of each of the Facilities.

Generic estimates of the current day replacement cost for each of the Facilities (the “Replacement Costs”) are presented in the Consultant’s Report based on a range of assumptions for the remaining life of each of the Facilities. The Replacement Costs represent the total costs to develop and construct (including direct and indirect construction costs, owner’s costs and financing costs) the installations after the end of its assumed useful life.

In preparation of the Consultant’s Report, we relied on certain information and assumptions provided by Hannon Armstrong related to the Facilities. We have not independently verified this information but have assumed the use of this information to be reasonable based upon Hannon Armstrong’s involvement with the Facilities. In addition, for the solar Facilities, we have assumed some parameters for loss factors based on industry averages due to limited access to information. In addition, with respect to “Solar Facility 8,” we relied upon a pre-construction independent engineering report prepared by Luminate, LLC (“Luminate”) dated May 28, 2014 (the “Luminate Report”). For a complete understanding of the development and accuracy of this information, Hannon Armstrong should be contacted.

Certain statements included in the Report and in these Findings and Conclusions constitute forward-looking statements. The achievement of certain results or other expectations contained in such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, or achievements described in the Report and in these Findings and Conclusions to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We do not plan to issue any updates or revisions to the forward-looking statements if or when changes to our expectations, or events, conditions or circumstances on which such statements are based, occur. No warranty, guarantee, or promise, express or implied, related to any future results, performance, or achievements associated with such forward-looking statements is provided.

PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS

In the preparation of the Report, the opinions presented in the Report, and these Findings and Conclusions, we have made certain assumptions with respect to conditions which may exist or events which may occur in the future. While we believe these assumptions to be reasonable for the purpose of the Report and these Findings and Conclusions, they are dependent upon future events, and actual conditions may differ from those assumed. In addition, we have used and relied upon certain information provided to us by others. While we believe the use of such information and assumptions to be reasonable for the purposes of our Report and these Findings and Conclusions, we offer no other assurances with respect thereto, and some assumptions may vary significantly due to unanticipated events and circumstances. To the extent that actual future conditions differ from those assumed herein or provided to us by others, the actual results will vary from those projected in the Report and presented in these Findings and Conclusions. The Report and these Findings and Conclusions summarize our work up to the date of the Report. Thus, changed conditions occurring or becoming known after such date could affect the material presented to the extent of such changes.

The principal considerations and assumptions made by us include the following:

1. The solar Facilities will employ prudent industry O&M practices and an availability of 99 percent will be achieved on average for the energy production estimates.

2. The approximate AC and DC solar capacities, equipment specifications, and row spacing will be consistent with the information gathered during our site visits.

3. The approximate average solar module soiling levels will be based on historical precipitation data for the regions where the respective Facilities are located and the modules will not be washed during operation.

4. Other solar system loss assumptions will be consistent with those based on our familiarity with other systems of similar size and design.

5. The solar Facilities will be net-metered.

6. The general rate of inflation will be equal to 2.30 percent over the 20-year forecast period, as forecasted by Blue Chip Economic Indicators.

7. The Facilities will not be materially altered in terms of size or technology employed.

8. The actual system-wide degradation of the solar Facilities (besides “Solar Facility 9”) will be 0.50 percent per year. The actual system-wide degradation of Solar Facility 9 will be 0.55 percent per year.

9. Prudent industry O&M practices will be employed at the wind Facilities and an availability of 96 percent will be achieved on average for the energy production estimates for the years of 2015 through 2024, 95 percent for the next five years, and 94 percent for the last five years of the 20-year projection.

10. The per unit O&M costs of the Facilities will be consistent with those of similar plants with which we are familiar.

11. The forecasted PPA prices will be consistent with the estimated contract prices for plants of similar vintage in the regions of the Facilities as published by publicly-available sources.

12. The per unit replacement costs of each of the Facilities at the end of its design life will be consistent with the projections prepared by Rocky Mountain Institute.

13. After the PPAs expire, in particular those for “Wind Facility 2” and “Wind Facility 3,” the Facilities will re-contract at prices similar to those obtained by similar plants in 2015.

CONCLUSIONS

Set forth below are the principal opinions we have reached in the Report after our review of the Facilities. For a complete understanding of the estimates, assumptions, and calculations upon which these opinions are based, the Report should be read in its entirety. On the basis of our review and analyses of the Facilities and the assumptions set forth in the Report, we are of the opinion that:

1. Based on the generation estimated as described in the Consultant’s Report and the PPA prices estimated based on information and assumptions as described in the “Principal Considerations and Assumptions” section of the Consultant’s Report, the total aggregate 2015 PPA revenue of the Facilities is estimated to exceed $300,000,000 per year.

2. Based on the reported O&M costs of wind and solar plants similar to the Facilities and information and assumptions as described in the “Principal Considerations and Assumptions” section of the Consultant’s Report, the aggregate 2015 O&M costs of the Facilities are projected to be in the range of $31,200,000 to $43,236,000.

3. Based on the replacement cost projections prepared by Rocky Mountain Institute, information provided by Hannon Armstrong, and the assumed remaining design life, the aggregate replacement cost of the Facilities at the end of the remaining design life is estimated to be in the range of $1,995,000,000 to $3,169,000,000.

Respectfully submitted,

LEIDOS ENGINEERING, LLC